1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

D.C. 20549
__________________________
FORM
8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

of 1934
Date of Report (Date of earliest event reported):
October 23, 2025
__________________________
USCB Financial Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

__________________________

Florida
001-41196
87-4070846
(State or Other Jurisdiction
of Incorporation)
(Commission File Number) (IRS Employer
Identification No.)
2301 N.W. 87th Avenue
,
Doral
,
Florida
33172
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone

Number, Including Area Code: (
305
)
715-5200

__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under
any of the following provisions:

☐
Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Class A common stock, $1.00 par value per share
USCB
The Nasdaq Stock Market LLC
Indicate by

check mark

whether the

registrant is

an emerging

growth company

as defined

in Rule

405 of

the Securities

Act of

1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b

-2 of this chapter).
Emerging growth company
☒
If

an

emerging

growth

company,

indicate

by

check

mark

if

the

registrant

has

elected

not

to

use

the

extended

transition

period

for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On October 23, 2025,

USCB Financial Holdings, Inc.

(the “Company”) issued a

press release announcing its

financial results
for the quarter ended

September 30, 2025. A copy

of the press release is furnished

as Exhibit 99.1 to

this Current Report on Form

8-K
(“Form 8-K”) and is incorporated herein by reference.
The information in this

Item 2.02, including

Exhibit 99.1 hereto,

is being furnished

and shall not

be deemed “filed”

for purposes
of Section 18 of the

Securities Exchange Act of

1934 (the “Exchange Act”),

or otherwise be subject to

the liability of that section,

and
shall

not

be

deemed

to

be

incorporated

by

reference

into

any

filing

under

the

Securities

Act

of

1933

(the

“Securities

Act”)

or

the
Exchange Act except as expressly set forth by specific reference in such filing to this Form 8-K.
Item 7.01. Regulation FD Disclosure.
As previously announced, at 11:00 a.m. ET on October 24, 2025, the Company will hold an earnings conference call to

discuss
its financial performance

for the quarter ended

September 30, 2025. A copy

of the slides forming

the basis of the presentation

is being
furnished as

Exhibit 99.2

to this

Form 8-K

and is

incorporated herein

by reference.

A copy

of the

slides has

also been

posted to

the
Company’s investor relations website,

located at investors.uscenturybank.com.
The information in this

Item 7.01, including

Exhibit 99.2 hereto,

is being furnished

and shall not

be deemed “filed”

for purposes
of Section 18 of the Exchange Act, or otherwise be subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the

Securities Act or the Exchange Act

except as set forth by

specific reference in such filing to this

Form
8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
99.1
USCB Financial Holdings, Inc. Press Release, dated October 23, 2025
99.2
Earnings Presentation, dated October 23, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
USCB Financial Holdings, Inc.
By: /s/ Robert Anderson
Name: Robert Anderson
Title: Chief Financial Officer
Date: October 23, 2025